EXHIBIT 10.24

FIRST US BANCSHARES, INC.

and

FIRST US BANK

Board and Committee Fee Schedule

First US Bancshares, Inc. Fees to Non-Employee Directors Monthly:

Non-Employee Directors                                                        $600

Chairperson                                                                             $1,350 ($600 + $750)

            Attendance Fees                                                                     $500 Per Meeting Attended

First US Bank Board Fees Monthly:

Non-Employee Directors                                                        $400

Committee Fees, Paid Per Meeting Attended:

Non-Employee Directors of All Committees                         $250 Per Meeting Attended

            Chairperson of the following Committees:                             $400 Per Meeting Attended

            Executive, Nominating & Corporate Governance

            Audit

            Compensation

            Directors’ Loan

            Retail, Operation, Technology, Compliance

            Directors’ Asset Liability

                        Acceptance Loan Company, Inc. Board

Board Fees for Directors of Acceptance Loan Company, Inc. and FUSB Reinsurance, Inc.:

            Non-Employee Directors                                                        $250 Per Meeting Attended

Mileage:

Any non-employee director attending a board, committee, or special meeting outside the county in which he/she resides will be paid mileage at the Bank’s rate.

Other Expense:

Any non-employee director that may incur expense for travel, customer entertainment or other such bank-related expense shall complete the Bank’s standard reimbursement claim form and submit it to the CEO.  If approved by the CEO, the non-employee director will be reimbursed for such bank-related expense according to existing Bank policy.

Any non-employee director attending a training meeting, or similar meeting, will be compensated as attending a committee meeting ($250).

Meetings may be attended in person or via conference call.